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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: JUNE 15, 1999

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                          UROQUEST MEDICAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
           DELAWARE                         0-20963                       59-3176454
 (STATE OR OTHER JURISDICTION      (COMMISSION FILE NUMBER)            (I.R.S. EMPLOYER
       OF INCORPORATION)                                              IDENTIFICATION NO.)
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                             173 CONSTITUTION DRIVE
                          MENLO PARK, CALIFORNIA 94025
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (650) 463-5180

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ITEM 5. OTHER EVENTS

     On June 3, 1999, UroQuest Medical Corporation ("UroQuest") and Chemfab Corporation ("Chemfab") announced that they had entered into an Agreement and Plan of Merger, dated as of June 3, 1999, which sets forth the terms and conditions of the proposed merger of an indirect wholly-owned subsidiary of Chemfab with and into UroQuest, pursuant to which UroQuest will become a wholly-owned subsidiary of Chemfab. A copy of the Agreement and Plan of Merger is included herein as Exhibit 2.1 and a copy of the press release of UroQuest is included as Exhibit 99.1. Such documents are incorporated by reference into this
Item 5 and the foregoing description of such documents is qualified in its entirety by reference to such Exhibits.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

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
     2.1 Agreement and Plan of Merger, dated as of June 3, 1999, by and among Chemfab Corporation, UROK Acquisition Corp. and UroQuest Medical Corporation, including Exhibit A (form of Stockholder Voting Agreement) and Exhibit B (form of Certificate of Merger).
    99.1  Press Release of UroQuest Medical Corporation dated June 3,
          1999.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          UROQUEST MEDICAL CORPORATION

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
Date: June 15, 1999                                                  By: /s/ TERRY E. SPRAKER, PH.D.
                                                           ----------------------------------------------------
                                                                      Name: Terry E. Spraker, Ph.D.
                                                              Title:   President and Chief Executive Officer
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                                 EXHIBIT INDEX

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
EXHIBIT
NUMBER                             DESCRIPTION
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
  2.1 Agreement and Plan of Merger, dated as of June 3, 1999, by and among Chemfab Corporation, UROK Acquisition Corp. and UroQuest Medical Corporation, including Exhibit A (form of Stockholder Voting Agreement) and Exhibit B (form of Certificate of Merger).

 99.1      Press Release of UroQuest Medical Corporation dated June 3,
           1999.
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